UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025 (May 27, 2025)

Maiden Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-34042	98-0570192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Par-La-Ville Road, Suite 1141 Hamilton HM 11, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (441) 298-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01 per share	MHLD	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on December 29, 2024, Maiden Holdings, Ltd. (“Maiden”) entered into a Combination Agreement (as amended, the “Combination Agreement”) with Kestrel Group LLC, a Delaware limited liability company (“Kestrel”), the equityholders of Kestrel (the “Kestrel Equityholders”), Ranger Bermuda Topco Ltd, a Bermuda exempted company limited by shares (“Bermuda NewCo”), and the other parties thereto. Upon the terms and subject to the conditions set forth in the Combination Agreement, on May 27, 2025 (the “Closing Date”), Maiden and Kestrel effected the transactions contemplated by the Combination Agreement (the “Transactions”) to combine their respective businesses through: (a) the contribution of all of the Class A units and Class B units of Kestrel owned by each Kestrel Equityholder to Ranger U.S. Newco LLC (“US NewCo”), (b) the merger of Ranger Bermuda Merger Sub Ltd (“Merger Sub”) with and into Maiden (the “First Merger”), with Maiden surviving the First Merger as a direct wholly owned subsidiary of US NewCo and (c) the merger of Ranger Merger Sub 2 LLC with and into US NewCo (the “Second Merger” and, together with the First Merger, the “Mergers”), with US NewCo surviving the Second Merger as a wholly owned subsidiary of Bermuda NewCo. Upon the closing of the Transactions (the “Closing”), Maiden and Kestrel are now wholly owned subsidiaries of Bermuda NewCo, which has been rebranded as Kestrel Group and renamed “Kestrel Group Ltd”. All capitalized terms used in this Form 8-K and not otherwise defined herein shall have the same meaning given to such terms in the Combination Agreement.

Upon the Closing, (i) each issued and outstanding common share of Maiden, par value $0.01 per share (“Maiden shares” and each, a “Maiden share”), other than any Maiden share underlying outstanding options to purchase Maiden shares (each, a “Maiden option”) or that are unvested and/or subject to a risk of forfeiture (each, a “Maiden restricted share”), was automatically canceled and converted into the right to receive one duly authorized, validly issued, fully paid and nonassessable common limited liability company interest of US NewCo (each, a “US NewCo interest”), (ii) each issued and outstanding US NewCo interest, other than any US NewCo interest underlying outstanding options to purchase US NewCo interests (each, a “US NewCo option”) or that are unvested and/or subject to a risk of forfeiture (each, a “US NewCo restricted share”), was automatically canceled and converted into the right to receive one-twentieth (0.05) of a Bermuda NewCo common share, (iii) the Kestrel Equityholders received an aggregate of $40,000,000 in cash and 2,750,000 common shares of Bermuda NewCo and (iv) the Kestrel Equityholders are entitled to receive in contingent consideration up to the lesser of (x) an aggregate number of Bermuda NewCo common shares equal to $45,000,000 divided by certain volume weighted average prices of such shares (as calculated pursuant to the terms of the Combination Agreement), subject to the achievement of certain EBITDA milestones by the businesses that Kestrel conducted immediately prior to the closing and any extensions of such businesses or related or ancillary businesses existing thereafter, subject to other terms and conditions as set forth in the combination agreement and (y) 2,750,000 common shares of Bermuda NewCo. Upon the Closing, Bermuda NewCo will pay, or cause to be paid, to any holder of US NewCo interests who would otherwise have been entitled to a fraction of a Bermuda NewCo common share, cash in an amount equal to (i) the fractional Bermuda NewCo common shares that would otherwise be issued to such holder, multiplied by (ii) the volume weighted average price of Maiden shares on the Nasdaq, as reported by Bloomberg, for the five consecutive trading days ending on the third trading day immediately preceding the closing date multiplied by (iii) 20, rounded to the nearest penny, without interest.

Upon the closing of the First Merger, (i) each Maiden option outstanding immediately prior to the closing of the First Merger, whether or not then vested or exercisable, ceased to represent a right to acquire Maiden shares and converted automatically into a US NewCo option and (ii) each Maiden restricted share outstanding immediately prior to the closing of the First Merger, whether or not then vested, ceased to represent a Maiden share and converted automatically into a US NewCo restricted share, in each case, on substantially the same terms and conditions (including vesting schedule and per share exercise price, as applicable) as applied to such Maiden option or Maiden restricted share, as applicable, immediately prior to the closing of the First Merger. Upon the closing of the Second Merger, (a) each US NewCo option outstanding immediately prior to the closing of the Second Merger, whether or not then vested or exercisable, ceased to represent a right to acquire US NewCo interests and converted automatically into an option to purchase a number of Bermuda NewCo common shares equal to one-twentieth (0.05) of the US NewCo interests subject to the US NewCo option (rounded down to the nearest whole share) (a “Bermuda NewCo option”), with an exercise price determined by dividing the exercise price of such US NewCo option by 0.05 (rounded up to the nearest whole cent) and (b) each US NewCo restricted share outstanding immediately prior to the closing of the Second Merger, whether or not then vested, ceased to represent a US NewCo interest and converted automatically into one-twentieth (0.05) of a Bermuda NewCo common share that is unvested and/or subject to a risk of forfeiture (a “Bermuda NewCo restricted share”), in each case, on substantially the same terms and conditions (including vesting schedule) as applied to such US NewCo option or US NewCo restricted share, as applicable, immediately prior to the closing of the Second Merger.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 3.03 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

The issuance of shares of Bermuda NewCo common shares to former Maiden shareholders pursuant to the terms of the Combination Agreement, and other Bermuda NewCo common shares reserved for issuance in connection with the transactions contemplated by the Combination Agreement, were registered under the Securities Act of 1933, as amended, pursuant to Bermuda NewCo’s registration statement on Form S-4, as amended (File No. 333-285664), which was declared effective by the Securities and Exchange Commission (“SEC”) on March 26, 2025. The proxy statement/prospectus included in the registration statement contains additional information about the Transactions.

The foregoing summary of the Transactions is not intended to be complete and is qualified in its entirety by reference to the Combination Agreement and amendments thereto, copies of which are included as Exhibits 2.1, 2.2 and 2.3 to this Current Report on Form 8-K, incorporated by reference into this Item 2.01.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Transactions, Maiden’s common shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the Nasdaq Capital Market (“Nasdaq”) under the symbol “MHLC”. As a result of the Transactions, each Maiden common share was canceled and automatically converted into the right to receive one-twentieth (0.05) of a Bermuda NewCo common share.

Maiden’s common shares were suspended from trading on Nasdaq as of close of business on the Closing Date. Maiden intends to file a Form 15 with the SEC to terminate the registration of Maiden’s common shares under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and suspend its reporting obligations under Section 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the Transactions, on the Closing Date, each Maiden common share was canceled and automatically converted into the right to receive one-twentieth (0.05) of a Bermuda NewCo common share.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

Prior to the Closing Date, Maiden was a widely held, publicly traded company. Upon the consummation of the Transactions, a change in control of Maiden occurred and all outstanding Maiden common shares are now indirectly held by Bermuda NewCo.

Pursuant to the terms of a Registration and Investor Rights Agreement, dated as of the Closing Date, between Bermuda NewCo and Kestrel Intermediate Ledbetter Holdings LLC (“KILH”), KILH has the right to nominate (i) two non-independent directors to the board of directors of Bermuda NewCo (the “Board”) for so long as it and its affiliates own at least 25% of the shares of Bermuda NewCo issued to them at the closing of the Transactions, and (ii) two independent directors to the Board for so long as it and its affiliates own at least 5% of the shares of Bermuda NewCo and at least 25% of the shares of Bermuda NewCo issued to them at the closing of the Transactions.

Pursuant to the terms of a Registration and Investor Rights Agreement, dated as of the Closing Date, between Bermuda NewCo and AmTrust Financial Services Inc. (“AmTrust”), AmTrust has the right to nominate (i) one non-independent director to the Board for so long as it and its affiliates own at least 25% of the shares of Bermuda NewCo issued to them at the closing of the Transactions, and (ii) two independent directors to the Board for so long as it and its affiliates own at least 5% of the shares of Bermuda NewCo and at least 25% of the shares of Bermuda NewCo issued to them at the closing of the Transactions.

The information set forth in the Introductory Note, Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Transactions, on the Closing Date, Holly Blanchard, Simcha Lyons, Raymond Neff, Yehuda Neuberger, Steven Nigro, Keith Thomas and Barry Zyskind resigned from Maiden’s board of directors, effective upon consummation of the Transactions. Terry Ledbetter, Bradford Luke Ledbetter (“Luke Ledbetter”) and Rod Newcomer were appointed to Maiden’s board of directors.

On the Closing Date, Patrick Haveron’s title changed from Chief Executive Officer and Chief Financial Officer to Chief Financial Officer; Lawrence Metz’s title changed from Executive Vice Chairman and Group President to President; and William Jarman’s title changed from Chief Actuary and Chief Risk Officer to Senior Vice President and Chief Actuary. Luke Ledbetter was appointed Chief Executive Officer, Rod Newcomer was appointed Chief Risk Officer and Secretary and Terry Ledbetter was named Executive Chairman.

Prior to the consummation of the Transactions, Terry Ledbetter, age 72, served as Executive Chairman of Kestrel. Mr. Ledbetter co-founded State National Companies in 1973 and served as Chairman, President and Chief Executive Officer until his retirement at the end of 2019. Mr. Ledbetter pioneered the dedicated fronting business model in the property and casualty industry and guided State National through its IPO in 2014 and sale to Markel Corporation in 2017. Mr. Ledbetter has deep relationships with some of the most respected carriers, reinsurers, MGAs, wholesale brokers, regulators, ratings agencies and capital providers in the world. He received his B.B.A. from Southern Methodist University.

Prior to the consummation of the Transactions, Bradford Luke Ledbetter, age 44, served as President and CEO of Kestrel. Mr. Ledbetter previously served as Chief Underwriting Officer and Head of Business Development with State National Companies through June 2018 and continued to provide consulting services to State National until January 2022. During Mr. Ledbetter’s engagement with State National, gross written premium grew to more than $2.5 billion annually. He has deep relationships across the entire property and casualty value chain. Mr. Ledbetter holds law degrees from Cambridge University and the University of Texas School of Law in addition to a B.A. from University of Texas at Austin. Prior to joining State National Companies, Mr. Ledbetter practiced law with Baker Botts L.L.P. Luke Ledbetter is Terry Ledbetter’s son.

Item 8.01 Other Events.

On May 27, 2025, Maiden and Kestrel issued a joint press release announcing the closing of the Transactions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
2.1	Combination Agreement, dated as of December 29, 2024, by and among Maiden Holdings, Ltd., Kestrel Group, LLC, all of the equityholders of Kestrel Group, LLC, Ranger U.S. Newco LLC, Ranger Bermuda Merger Sub Ltd, Ranger Bermuda Topco Ltd and Ranger Merger Sub 2 LLC, incorporated by reference to Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed with the SEC on December 30, 2024
2.2	Letter Agreement, amending the Combination Agreement, dated February 17, 2025, by and among Maiden Holdings, Ltd., Kestrel Group, LLC, all of the equityholders of Kestrel Group, LLC, Ranger U.S. Newco LLC, Ranger Bermuda Merger Sub Ltd, Ranger Bermuda Topco Ltd and Ranger Merger Sub 2 LLC, incorporated by reference to Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed with the SEC on February 18, 2025
2.3	Letter Agreement No. 2, amending the Combination Agreement, dated March 24, 2025, by and among Maiden Holdings, Ltd., Kestrel Group, LLC, all of the equityholders of Kestrel Group, LLC, Ranger U.S. Newco LLC, Ranger Bermuda Merger Sub Ltd, Ranger Bermuda Topco Ltd and Ranger Merger Sub 2 LLC, incorporated by reference to Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed with the SEC on March 24, 2025
99.1	Press release issued by Maiden Holdings, Ltd. and Kestrel Group LLC on May 27, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIDEN HOLDINGS, LTD.

Date: May 27, 2025	By:	/s/ Patrick J. Haveron
		Name:	Patrick J. Haveron
		Title:	Chief Financial Officer